UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: September 30
Date of reporting period: October 1, 2020 – March 31, 2021

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2021 (Unaudited)
Guggenheim Funds Semi-Annual Report

Guggenheim Energy & Income Fund

 GuggenheimInvestments.com
  CEF-GEI-SAR-0321

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/xgeix, you will find:
• Daily, weekly and monthly data on NAV, distributions and more
• Portfolio overviews and performance analyses
• Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2021

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended March 31, 2021.
The recovery from the COVID-19 outbreak has been faster than many expected. Consumer confidence has held up well as massive fiscal support drove positive personal income growth and a swift monetary policy response led to gains in household net worth. However, certain travel restrictions, quarantines and other measures remain in place, adversely impacting local and global economies. While fiscal support and COVID-19 vaccines continue to be deployed, disruptions in the economy and markets caused by the COVID-19 pandemic may continue and materially impact the Fund and its assets.
These events affected performance of the Fund for the period. To learn more about the Fund’s performance and investment strategy, we encourage you to read the Market and Economic Overview and the Questions & Answers sections of this report, which begin on page 6.
As a non-listed fund, the Fund does not have a market price or market price return. For the six-month period ended March 31, 2021, the Fund provided a total return based on net asset value (“NAV”) of 14.83%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2021, the Fund’s NAV was $814.11 per share, compared with $756.73 per share on September 30, 2020.
The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 13.17%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(f) on page 37 for more information on distributions for the period.
During the period, the Board approved two tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. Both were successfully completed, the most recent on April 1, 2021. The tender offers are discussed in more detail elsewhere in this report.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Thank you for the trust you place in us.

Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2021

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MARKET AND ECONOMIC OVERVIEW (Unaudited)	March 31, 2021

For the six-month period ended March 31, 2021, the Standard & Poor’s® (“S&P 500®”) Index returned 19.07% as the equity market roared back to life after a sharp selloff following the outbreak of COVID-19. This increase was in spite of ongoing personal and economic hardships imposed by COVID-19, highlighting the crucial role of policy support in the form of monetary and fiscal stimulus, which has succeeded in averting a lengthy recession in the U.S. These policy initiatives, particularly on the monetary side, increased market liquidity and lowered borrowing rates, reassuring equity investors that the Federal Reserve (the “Fed”) would do everything in its power to maintain market stability.
Our 2021 U.S. economic growth forecast increased during the first quarter of 2021 from an annualized 5.5% to over 7%, factoring in more fiscal stimulus than previously anticipated. This forecast captures the effect of stimulus representing roughly 11% of 2020–2021 gross domestic product (“GDP”), versus the previous calculation of about 8%. We see strength in the consumer sector and in housing activity. In addition, U.S. Covid-19 vaccinations continue to accelerate, nearing 3 million doses per day by the end of the first quarter. More than 213 million doses have been administered in the U.S. so far, and about 35% of the U.S. population has been fully vaccinated. The U.S. is seeing the best-case scenario unfold in its vaccine rollout, but other countries have not been as fortunate.
Europe’s vaccine rollout hit a major speedbump during the first quarter when questions surrounding the safety of the AstraZeneca vaccine led several major European countries to temporarily suspend distribution. Safety concerns, coupled with supply constraints, meant that less than 10% of the populations of Germany, France, and Italy had been vaccinated by the end of the first quarter, well under the pace needed to reach 70% inoculated by summer. Any delay in ending the pandemic on a global scale has implications for other countries too, including the U.S., where travel and hospitality workers represent a large share of the unemployed.
Despite vaccination delays in Europe and its implications abroad, we saw meaningful improvement in the domestic labor market during the first quarter as states moved forward with business reopenings. Seasonally adjusted initial jobless claims fell by 97,000 to 684,000 in the week ending March 20, 2021, the lowest level since the pandemic began, before seeing an uptick the following week to 719,000. We saw more positive news across the board in the March payroll report with 916,000 jobs added, and with 156,000 more from revisions. Standing in the way of additional labor market gains are local government restrictions on certain sectors, although easing of these restrictions is expected by summer.
Economic developments drove a sharp increase in U.S. Treasury yields. The market pulled forward expectations of the next Fed rate hike from December 2023 to December 2022, while repricing the long-run terminal Fed funds rate estimate to 2.25% from just 0.55% last August. We do not expect the Fed to raise interest rates as early as the market is anticipating, even though we expect strong GDP growth in coming years.

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MARKET AND ECONOMIC OVERVIEW (Unaudited) continued	March 31, 2021

Year-over-year inflation measures will rise over the next several months due to base effects, which may be compounded by supply chain disruptions in the goods sector and potential capacity constraints for certain services. However, these factors could prove to be short-lived, with base effects set to dampen inflation starting in the summer months. Moreover, the Fed is focused on generating sustainably higher inflation. Even if core inflation rises above the Fed’s 2% target in 2021, the Fed’s focus is on a long-term average of 2%. With years of shortfalls to make up, and the Fed now targeting labor market disparities as part of an expanded definition of full employment, we expect policymakers to remain resolutely patient. Any tapering of asset purchases will likely be deferred until later in 2022, with the first rate hike likely to come sometime after that.
Easy financial conditions and low rates will likely support credit over the next few years. With market optimism pulling forward rate hike expectations and causing bond yields to rise, we view this as an opportunity to add incremental yield to portfolios.
For the six-months ended March 31, 2021, the S&P 500® Index* returned, as noted, 19.07%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 20.08%. The return of the MSCI Emerging Markets Index* was 22.43%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -2.73% return for the six-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 7.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.06% for the six-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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QUESTIONS & ANSWERS (Unaudited)	March 31, 2021

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2021.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
• production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;
• generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;
• manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
• provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the six-month period ended March 31, 2021, the Fund provided a total return based on net asset value (“NAV”) of 14.83%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2021, the Fund’s NAV was $814.11 per share, compared with $756.73 per share on September 30, 2020.
What were the Fund’s distributions for the period?
The Fund made two distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 13.17%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(f) on page 37 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 4, 2021	1,397	11,200	$791.73
April 1, 2021	1,366	8,872	$815.95

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
How did the high yield energy market perform in this environment?
For the period, the Energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned 17.37%. By subsector, Independent Energy returned 20.09%, Oil Field Services returned 41.36%, and Midstream returned 9.41%. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.36% and the Credit Suisse Leveraged Loan Index returned 5.72%.
What happened to the price of oil over the period?
Oil prices rebounded from the pandemic lows in the spring of 2020 and rose gradually on the back of the Covid-19 vaccine development and the beginning of the economic recovery. Notably, oil prices never reached pre-pandemic highs during the remainder of 2020.
Even though demand was tepid through the period, Saudi Arabia in January 2021 cut oil output by 1 million barrels per day in February, March, and April which supported the price of WTI to rise above $50 per barrel for the first time since before the pandemic. The price continued to rise through the first quarter of 2021 on the back of the vaccine rollout and improving economic backdrop, with the high for the period occurring in early March at about $66 per barrel. The price declined in mid-March on concerns over renewed shutdowns in Europe and complications over vaccine rollouts, but resumed its upward trajectory when a container ship became stuck in the Suez canal and ended the period just below $60 a barrel. On April 1, 2021, the Organization of the Petroleum Exporting Countries (“OPEC”) and its allies (“OPEC+”) said it would increase production by shaving production cuts starting in May, with Saudi Arabia accounting for most of the increase, as it said it would end the 1 million barrels per day cut that was in effect for the prior three months.
Demand is still below 2019 levels and growing slowly, but lower North American production and OPEC+ production cuts have kept the oil market undersupplied. Demand in three of the top five oil consuming countries is higher than pre-COVID levels, but lagging in Japan and the U.S., despite signs of recovery in U.S. flying and driving. Demand is expected to pick up beginning in the second quarter with the faster vaccine rollout and easing of restrictions on mobility.
Describe the environment for high yield bonds.
The high yield bond market delivered a continuation of the rally that started in the second quarter of 2020 on the back of vaccine optimism and fiscal stimulus. Energy was the top-performing sector as oil prices rose from $38 to $59 a barrel over the period. COVID-sensitive sectors like leisure and transportation also performed well as those sectors continued to reopen and expand capacity. CCC rated bonds outperformed higher-quality credit over the period, with more than double the returns of BB and B rated credit.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

U.S. high yield new issuance volume totaled $245 billion over the period, with $149 billion of that coming in the first quarter of 2021, the largest quarterly issuance on record and more than double the prior year’s first quarter. Notably, March 2020 had minimal new issuance due to the market weakness. Refinancing continues to constitute a majority of new issuance at about three-quarters of total issuance, as borrowers have pushed out the maturity wall and lowered their borrowing costs. Following $36 billion of inflows for the full year of 2020, the first quarter of 2021 saw $11 billion of outflows from the asset class, with about two-thirds coming from mutual funds and the rest from ETFs. As the majority of new issue was for refinancing purposes, the negative fund flows did not have a material impact on the high yield market. From a fundamental perspective, default projections have continued to decrease due to the vast amount of policy support and improving financial conditions. The rating downgrade upgrade ratio normalized over the period from the elevated levels experienced in the first and second quarters of 2020 to the levels seen in 2016 to 2018.
How is the portfolio positioned at the end of the period?
The Fund is constructed to generate strong yield and to mitigate downside risk. This has been addressed through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk.
The Fund’s portfolio consists of about 35% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and is typically secured by substantially all of the assets of the business. The portfolio has about 70% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is underweight Exploration & Production and Oil Field Services and overweight Midstream relative to the Energy Index, which was a relative drag on performance during the period. Overall, the Fund’s energy and non-energy exposures produced solid returns. Guggenheim does not expect a significant shift in the strategy or how the Fund is positioned.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2021, the Fund’s leverage was approximately 15% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.
Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

*Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.
S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to investment risk, including the possible loss of the entire principal amount invested. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to several risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/xgeix for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.
Concentration Risk. Because the Fund’s investments are focused in companies operating in the energy sector of the economy, the Fund will be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector will have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:
Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, cyber attacks and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.
Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies.
Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks) such as limited liability company interests and trust certificates. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities have experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. These risks may be greater in the current market environment because interest rates are near historically low levels.
Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. Most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged.
Management Risk. The Fund is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there is no guarantee that these will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Non-Listed Closed-End Fund Risk. The Fund is designed for long-term investors who are prepared to hold the Common Shares of the Fund until the end of the Fund’s term and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund does not intend to list the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2021

has not yet received such income. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Shareholder Liquidity Event Risk. The Fund intends to complete a Shareholder Liquidity Event on or before the Liquidity Event Date, July 28, 2023. If the Board of Trustees determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Liquidity Event Date for one year, to July 28, 2024, without a shareholder vote. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in the initial offering their initial investment on the Liquidity Event Date or any other date.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Adviser or Sub-Adviser for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Adviser or Sub-Adviser believes should be the price of the investment. Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board. Valuation of illiquid securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2021

Fund Statistics
Net Asset Value	$814.11
Net Assets ($000)	$44,613

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED MARCH 31, 2021
					Since
	Six month	One	Three	Five	Inception
	(non-annualized)	Year	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	14.83%	51.90%	3.14%	11.49%	7.35%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix, The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	76.5%
Senior Floating Rate Interests	28.3%
Common Stocks	9.6%
Asset-Backed Securities	0.9%
Money Market Fund	0.6%
Preferred Stocks	0.5%
Total Investments	116.4%
Other Assets & Liabilities, net	(16.4%)
Net Assets	100.0%

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2021

Ten Largest Holdings	(% of Total Net Assets)
TexGen Power LLC	5.9%
Comstock Resources, Inc., 7.50%	4.7%
Sunoco Logistics Partners Operations, LP, 5.95%	3.9%
Accuride Corp., 6.25%	3.9%
Ovintiv Exploration, Inc., 5.38%	3.8%
Gulfstream Natural Gas System LLC, 4.60%	3.8%
Hess Corp., 4.30%	2.9%
LBC Tank Terminals Holding Netherlands BV, 6.88%	2.7%
PowerTeam Services LLC, 9.03%	2.7%
MPLX, LP, 4.88%	2.5%
Top Ten Total	36.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.5%
BBB	22.4%
BB	25.5%
B	27.0%
CCC	13.5%
NR2	1.9%
Other Instruments	9.2%
Total Investments	100.0%
[1]  Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2] NR (not rated) securities do not necessarily indicate low credit quality.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2021

NAV History

Distributions to Shareholders & Annualized Distribution Rate

As of March 31, 2021, 48.4% of the distributions were estimated to be characterized as return of capital and 51.6% of the distributions were estimated to be characterized as ordinary income. For the year ended September 30, 2020, 2.3% of the distributions were characterized as return of capital and 97.7% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2021 will be reported to shareholders in January 2022.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2021

	Shares	Value
COMMON STOCKS† – 9.6%
Utilities – 5.9%
TexGen Power LLC*,††	65,297	$ 2,633,624
Energy – 2.9%
Whiting Petroleum Corp.*	31,549	1,118,412
Unit Corp.*	16,002	195,544
Permian Production Partners LLC*,†††	79,840	8
Total Energy		1,313,964
Financial – 0.4%
KKR Acquisition Holdings I Corp.*	18,900	189,189
Consumer, Non-cyclical – 0.3%
ATD New Holdings, Inc.*,†††	3,845	128,808
Information Technology – 0.1%
Bruin E&P Partnership Units*,†††	31,358	29,996
Total Common Stocks
(Cost $4,701,479)		4,295,581
PREFERRED STOCKS†† – 0.5%
Financial – 0.5%
American Equity Investment Life Holding Co., 5.95%[1]	8,000	210,000
Total Preferred Stocks
(Cost $200,000)		210,000
MONEY MARKET FUND† – 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	272,953	272,953
Total Money Market Fund
(Cost $272,953)		272,953

	Face
	Amount
CORPORATE BONDS†† – 76.5%
Energy – 46.5%
Comstock Resources, Inc.
7.50% due 05/15/25[3]	$ 2,000,000	2,075,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[4]	1,500,000	1,745,950
Ovintiv Exploration, Inc.
5.38% due 01/01/26	1,550,000	1,701,517
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[3,4]	1,500,000	1,671,055
Hess Corp.
4.30% due 04/01/27	1,200,000	1,307,163
7.88% due 10/01/29[4]	200,000	258,294

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 76.5% (continued)
Energy – 46.5% (continued)
MPLX, LP
4.88% due 12/01/24[4]	$ 1,000,000	$ 1,122,312
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	949,500
6.88% due 01/15/29	150,000	160,988
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	1,175,000	1,081,000
NuStar Logistics, LP
6.38% due 10/01/30	550,000	594,000
6.00% due 06/01/26	275,000	296,473
5.63% due 04/28/27	150,000	156,914
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	850,000
Sabine Pass Liquefaction LLC
5.63% due 04/15/23[4]	750,000	813,297
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	500,100
5.63% due 05/01/27[3]	250,000	245,625
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[4]	600,000	683,524
Phillips 66 Partners, LP
3.55% due 10/01/26[4]	500,000	534,205
Indigo Natural Resources LLC
5.38% due 02/01/29[3]	500,000	492,605
PDC Energy, Inc.
6.13% due 09/15/24	450,000	461,756
Parkland Corp.
4.50% due 10/01/29[3]	275,000	275,949
6.00% due 04/01/26[3]	175,000	183,015
Occidental Petroleum Corp.
4.63% due 06/15/45	300,000	261,618
7.88% due 09/15/31	125,000	146,875
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	402,000
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[3]	400,000	399,500
CVR Energy, Inc.
5.75% due 02/15/28[3]	400,000	389,000
Rattler Midstream, LP
5.63% due 07/15/25[3,4]	300,000	313,236
Viper Energy Partners, LP
5.38% due 11/01/27[3]	275,000	286,000
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	250,000	253,363

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 76.5% (continued)
Energy – 46.5% (continued)
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	$ 650,000	$ 130,000
Total Energy		20,741,834
Consumer, Cyclical – 7.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	1,225,000	1,225,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	988,000
Boyne USA, Inc.
7.25% due 05/01/25[3]	275,000	285,863
PetSmart Incorporated / PetSmart Finance Corp.
4.75% due 02/15/28[3]	250,000	256,203
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	252,550
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	175,000	201,522
Murphy Oil USA, Inc.
3.75% due 02/15/31[3]	180,000	176,926
Total Consumer, Cyclical		3,386,064
Utilities – 5.7%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25[4]	800,000	870,000
5.75% due 05/20/27	725,000	790,250
Terraform Global Operating LLC
6.13% due 03/01/26[3]	875,000	896,875
Total Utilities		2,557,125
Consumer, Non-cyclical – 5.2%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3]	653,000	726,463
CPI CG, Inc.
8.63% due 03/15/26[3]	550,000	576,284
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3]	300,000	287,511
Sabre GLBL, Inc.
7.38% due 09/01/25[3]	250,000	272,438
Sotheby’s
7.38% due 10/15/27[3]	225,000	243,306
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[3]	200,000	202,044
Total Consumer, Non-cyclical		2,308,046

See notes to financial statements.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

	Face
	Amount	Value
CORPORATE BONDS†† – 76.5% (continued)
Industrial – 4.6%
PowerTeam Services LLC
9.03% due 12/04/25[3]	$ 1,100,000	$ 1,221,330
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	325,000	364,000
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[3]	250,000	253,750
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,4]	200,000	196,000
PGT Innovations, Inc.
6.75% due 08/01/26[3]	10,000	10,625
Total Industrial		2,045,705
Communications – 3.7%
Cengage Learning, Inc.
9.50% due 06/15/24[3]	572,000	582,725
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[3]	466,000	470,101
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3]	250,000	267,500
CSC Holdings LLC
4.63% due 12/01/30[3]	200,000	196,723
AMC Networks, Inc.
4.25% due 02/15/29	150,000	145,875
Total Communications		1,662,924
Basic Materials – 2.0%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[3]	750,000	843,975
Compass Minerals International, Inc.
6.75% due 12/01/27[3]	50,000	53,500
Total Basic Materials		897,475
Financial – 1.2%
USI, Inc.
6.88% due 05/01/25[3]	200,000	203,500
Hunt Companies, Inc.
5.25% due 04/15/29	175,000	175,000
Home Point Capital, Inc.
5.00% due 02/01/26[3]	150,000	148,500
Total Financial		527,000
Total Corporate Bonds
(Cost $32,929,272)		34,126,173

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4,6 – 28.3%
Utilities – 8.5%
RS Ivy Holdco, Inc.
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	$ 872,813	$ 872,813
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	850,624	792,680
Carroll County Energy LLC
3.70% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	728,345	718,193
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 11/09/26	700,821	699,216
UGI Energy Services, Inc.
3.86% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	689,500	686,914
Total Utilities		3,769,816
Consumer, Cyclical – 7.6%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,825,641	1,721,963
Mavis Tire Express Services Corp.
3.36% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	731,564	728,169
EnTrans International, LLC
6.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	433,004	420,014
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	223,438	201,094
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28	175,000	174,597
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	98,719	92,302
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	34,884
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	23,125	22,557
Total Consumer, Cyclical		3,395,580
Energy – 5.8%
Buckeye Partners LP
2.36% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/01/26	990,019	984,861
Penn Virginia Holding Corp.
9.25% (1 Month USD LIBOR + 8.25%, Rate Floor: 9.25%) due 09/30/24†††	942,191	906,859
Stonepeak Lonestar Holdings LLC
4.73% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	618,361	618,232
Permian Production Partners LLC
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 11/23/25†††	528,567	63,428
Total Energy		2,573,380
Industrial – 3.2%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	500,000	500,000

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4,6 – 28.3%
Industrial – 3.2% (continued)
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	$ 497,500	$ 492,216
YAK MAT (YAK ACCESS LLC)
10.19% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	445,731
Total Industrial		1,437,947
Basic Materials – 1.3%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	586,624	561,693
Financial – 1.2%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	541,750	540,260
Consumer, Non-cyclical – 0.4%
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	180,000	180,450
Communications – 0.3%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	153,396	151,576
Total Senior Floating Rate Interests
(Cost $13,044,615)		12,610,702
ASSET-BACKED SECURITIES†† – 0.9%
Collateralized Loan Obligations – 0.9%
Jamestown CLO V Ltd.
2014-5A, 5.32% (3 Month USD LIBOR + 5.10%, Rate Floor: 5.10%) due 01/17/27[3,6]	500,000	420,410
Total Asset-Backed Securities
(Cost $454,762)		420,410
Total Investments – 116.4%
(Cost $51,603,081)		$ 51,935,819
Other Assets & Liabilities, net – (16.4)%		(7,322,776)
Total Net Assets – 100.0%		$ 44,613,043

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 5.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 5.
†††	Value determined based on Level 3 inputs — See Note 5.
1	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
2	Rate indicated is the 7-day yield as of March 31, 2021.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $17,419,972 (cost $16,708,036), or 39.0% of total net assets.

4
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of March 31, 2021, the total market value of segregated or earmarked securities was $20,720,576 — See Note 6 and Note 9.

5
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $130,000 (cost $645,737), or 0.3% of total net assets — See Note 10.

6
Variable rate security. Rate indicated is the rate effective at March 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CLO — Collateralized Loan Obligation
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company

See Sector Classification in Other Information section.

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2021 (See Note 5 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 1,503,145	$ 2,633,624	$ 158,812	$ 4,295,581
Preferred Stocks	—	210,000	—	210,000
Money Market Fund	272,953	—	—	272,953
Corporate Bonds	—	34,126,173	—	34,126,173
Senior Floating Rate Interests	—	10,175,300	2,435,402	12,610,702
Asset-Backed Securities	—	420,410	—	420,410
Total Assets	$ 1,776,098	$ 47,565,507	$ 2,594,214	$ 51,935,819
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Liabilities)	Prices	Inputs	Inputs	Total
Unfunded Loan Commitments (Note 9)	$ —	$ —	$ 281	$ 281

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $7,674,970 are categorized as Level 2 within the disclosure hierarchy — See Note 6.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

	Ending Balance at	Valuation	Unobservable		Weighted
Category	March 31, 2021	Technique	Inputs	Input Range	Average
Assets:
Common Stocks	$ 128,808	Third Party	Broker Quote	—	—
		Pricing
Common Stocks	30,004	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,528,543	Third Party	Broker Quote	—	—
		Pricing
Senior Floating Rate Interests	906,859	Option Adjusted	Broker Quote	—	—
Spread off the
prior month end
broker quote
Total Assets	$2,594,214
Liabilities:
Unfunded Loan Commitments	$ 281	Model Price	Purchase Price	—	—

Significant changes in a quote or liquidation value would generally result in significant changes in the fair value of the security.
The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2021

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended March 31, 2021, the Fund had securities with a total value of $628,808 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $2,633,624 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2021:

	Assets			Liabilities
	Senior Floating	Common		Unfunded Loan
	Rate Interests	Stocks	Total Assets	Commitments
Beginning Balance	$ 1,064,933	$ 2,187,449	$ 3,252,382	$ —
Purchases/(Receipts)	1,101,692	17,950	1,119,642	(300)
(Sales, maturities and
paydowns)/Fundings	(571,759)	—	(571,759)	—
Amortization of premiums/discounts	(4,814)	—	(4,814)	—
Total realized gains (losses) included
in earnings	(1,359,750)	—	(1,359,750)	—
Total change in unrealized appreciation
(depreciation) included in earnings	1,705,100	458,229	2,163,329	19
Transfers into Level 3	500,000	128,808	628,808	—
Transfers out of Level 3	—	(2,633,624)	(2,633,624)	—
Ending Balance	$ 2,435,402	$ 158,812	$ 2,594,214	$ (281)
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at March 31, 2021	$ 175,414	$ 12,054	$ 187,468	$ 19

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2021

ASSETS:
Investments, at value (cost $51,603,081)	$ 51,935,819
Cash	160,831
Prepaid expenses	1,867
Receivables:
Interest	655,136
Investments sold	81,179
Total assets	52,834,832
LIABILITIES:
Reverse repurchase agreements (Note 6)	7,674,970
Unfunded loan commitments, at value (Note 9) (Commitment fees received $300)	281
Payable for:
Investments purchased	450,000
Investment advisory fees	54,884
Professional fees	9,131
Trustees’ fees and expenses*	7,093
Other liabilities	25,430
Total liabilities	8,221,789
NET ASSETS	$ 44,613,043
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
54,800 shares issued and outstanding	$ 548
Additional paid-in capital	54,590,461
Total distributable earnings (loss)	(9,977,966)
NET ASSETS	$ 44,613,043
Shares outstanding ($0.01 par value with unlimited amount authorized)	54,800
Net asset value	$ 814.11
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2021
For the Six Months Ended March 31, 2021

INVESTMENT INCOME:
Interest	$ 1,735,002
Dividends	326,870
Total investment income	2,061,872
EXPENSES:
Investment advisory fees	322,315
Printing fees	57,587
Professional fees	52,309
Fund accounting fees	30,708
Trustees’ fees and expenses*	21,840
Interest expense	13,532
Transfer agent fees	9,646
Administration fees	7,091
Custodian fees	6,705
Insurance	4,466
Miscellaneous	6,631
Total expenses	532,830
Net investment income	1,529,042
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,826,314)
Net realized loss	(3,826,314)
Net change in unrealized appreciation (depreciation) on:
Investments	8,442,835
Net change in unrealized appreciation (depreciation)	8,442,835
Net realized and unrealized gain (loss)	4,616,521
Net increase in net assets resulting from operations	$ 6,145,563
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

30 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2021

	Six Months Ended	Year Ended
	March 31, 2021	September 30,
	(Unaudited)	2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,529,042	$ 3,679,573
Net realized loss on investments	(3,826,314)	(2,407,068)
Net change in unrealized appreciation (depreciation) on investments	8,442,835	(5,027,025)
Net increase (decrease) in net assets resulting from operations	6,145,563	(3,754,520)
DISTRIBUTIONS:
Distributions to shareholders	(2,963,907)	(6,199,157)
Return of capital	—	(146,128)
Total distributions to shareholders	(2,963,907)	(6,345,285)
SHAREHOLDER TRANSACTIONS:
Reinvestments of distributions	243,266	437,742
Cost of shares redeemed through tender offers	(2,185,322)	(4,879,476)
Net decrease in net assets resulting from shareholder transactions	(1,942,056)	(4,441,734)
Net increase (decrease) in net assets	1,239,600	(14,541,539)
NET ASSETS:
Beginning of period	43,373,443	57,914,982
End of period	$ 44,613,043	$ 43,373,443

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 31

STATEMENT OF CASH FLOWS	March 31, 2021
For the Six Months Ended March 31, 2021 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 6,145,563
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(8,442,835)
Net realized loss on investments	3,826,314
Net accretion of bond discount and amortization of premium	(115,552)
Purchase of long-term investments	(6,534,458)
Proceeds from sale of long-term investments	7,953,815
Net proceeds from sale of short term investments	458,299
Corporate actions and other payments	(50)
Commitment fees received and repayments of unfunded loan commitments	300
Decrease in interest receivable	80,144
Increase in investments sold receivable	(80,801)
Decrease in prepaid expenses	4,466
Increase in investments purchased payable	300,000
Decrease in professional fees payable	(10,931)
Increase in investment advisory fees payable	4,542
Decrease in trustees’ fees and expenses payable*	(420)
Decrease in other liabilities	(9,039)
Net Cash Provided by Operating and Investing Activities	$ 3,579,357
Cash Flows From Financing Activities:
Distributions to common shareholders	(2,720,641)
Proceeds from reverse repurchase agreements	16,499,266
Payments made on reverse repurchase agreements	(15,188,683)
Payments for common shares redeemed for tender offers	(2,185,322)
Net Cash Used in Financing Activities	$ (3,595,380)
Net decrease in cash	(16,023)
Cash at Beginning of Period	176,854
Cash at End of Period	$ 160,831
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 7,315
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 243,266
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	March 31, 2021

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2021	September 30, September 30, September 30, September 30, September 30,
	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 756.73	$ 922.51	$ 1,046.28	$ 1,112.09	$ 1,068.74	$ 962.31
Income from investment operations:
Net investment income(a)	27.61	62.01	70.99	89.02	94.86	93.30
Net gain (loss) on investments (realized and unrealized)	83.40	(120.54)	(87.51)	(47.58)	48.43	106.74
Total from investment operations	111.01	(58.53)	(16.52)	41.44	143.29	200.04
Less distributions from:
Net investment income	(53.63)	(104.78)	(107.25)	(107.25)	(99.94)	(93.61)
Return of capital	—	(2.47)	—	—	—	—
Total distributions to shareholders	(53.63)	(107.25)	(107.25)	(107.25)	(99.94)	(93.61)
Net asset value, end of period	$ 814.11	$ 756.73	$ 922.51	$ 1,046.28	$ 1,112.09	$ 1,068.74
Total Return(b)
Net asset value	14.83%	(5.41)%	(1.44)%	3.84%	13.60%	22.66%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 44,613	$ 43,373	$ 57,915	$ 72,161	$ 84,358	$ 84,850
Ratio to average net assets of:
Net investment income, including interest expense	6.94%(d)	7.68%	7.25%	8.19%	8.35%	10.18%
Total expenses, including interest expense(c)	2.42%(d)	2.92%	3.39%	3.08%	2.64%	2.09%
Portfolio turnover rate	13%	24%	16%	21%	53%	27%
(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the six months ended March 31, 2021 and the years ended September 30 would be:
		March 31, 2021
		(Unaudited)	2020	2019	2018	2017	2016
		2.36%	2.51%	2.56%	2.49%	2.11%	1.95%
(d)	Annualized.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2021

Note 1 – Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities are treated

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

as interest income. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at March 31, 2021.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Interest on When-Issued Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
(g) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase	$7,674,970	$—	$7,674,970	$(7,674,970)	$—	$—
Agreements

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

Note 4 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means that average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes
Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 5 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 6 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended March 31, 2021, the average daily balance for which reverse

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

repurchase agreements were outstanding amounted to $7,507,593. The weighted average interest rate was 0.36%. As of March 31, 2021 there was $7,674,970 in reverse repurchase agreements outstanding.
As of March 31, 2021, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	0.35%*	Open Maturity	$ 268,344
BNP Paribas	(0.10%)-0.30%*	Open Maturity	616,241
BMO Capital Markets Corp.	0.45%*	Open Maturity	797,626
Credit Suisse Securities (USA) LLC	0.35%*	04/23/21	1,483,240
Credit Suisse Securities (USA) LLC	0.35%-0.45%*	Open Maturity	1,225,757
RBC Capital Markets, LLC	0.30% -0.45%*	Open Maturity	3,283,762
Total			$ 7,674,970
*  The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2021.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2021, aggregated by asset class of the related collateral pledged by the Fund:
For disclosure
Overnight and
Asset Type	Continuous	Up to 30 days	Grand Total
Corporate Bonds	$ 6,191,730	$ 1,483,240	$ 7,674,970
Gross amount of recognized liabilities
for reverse repurchased agreements	$ 6,191,730	$ 1,483,240	$ 7,674,970

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 7 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $861 or $0.02 per share, attributable to calendar year 2020.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

The Fund may invest in equity positions in master limited partnerships (“MLPs”). The Fund’s taxable income and realized gains will reflect the MLPs’ taxable income and gains, which are neither predictable nor readily estimable and are only reported to the Fund on a delayed basis, usually several months into the following calendar year. Sales of MLP units will cause the Fund to receive Internal Revenue Code Section 751 allocations of taxable income and taxable gains in potentially material amounts even in cases where the Fund incurred economic losses on MLP unit investments. Such MLP tax reporting may lead to the Fund incurring material income tax and excise tax expenses and accruing liabilities therefor.
At March 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

	Tax Unrealized	Tax Unrealized	Net Tax Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation (Depreciation)
$51,603,081	$2,669,008	$(2,336,270)	$332,738

Note 8 – Securities Transactions
For the period ended March 31, 2021, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$6,534,458	$7,953,815

Note 9 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of March 31, 2021, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $20,720,576.

Borrower	Maturity Date	Face Amount	Value
HAH Group Holding Co. LLC	10/29/2027	$20,000	$281

Note 10 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$645,737	$130,000

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2021

Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 54,800 shares issued and outstanding. Transactions in common shares were as follows:

	Period Ended	Year Ended
	March 31, 2021	September 30, 2020
Beginning shares	57,317	62,780
Shares issued through dividend reinvestment	304	590
Shares redeemed through tender offer	(2,821)	(6,053)
Ending shares	54,800	57,317

Tender Offer
During the period ended March 31, 2021, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchased and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 4, 2021	1,397	11,200	$791.73
April 1, 2021	1,366	8,872	$815.95

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 12 – COVID-19
The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.
Note 13 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 43

OTHER INFORMATION (Unaudited)	March 31, 2021

Federal Income Tax Information
In January 2022, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as of the U.S. federal tax status of the distributions received by you in the calendar year 2021.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2021

Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2015	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
	Committee	(Chair of the	Strategic Planning and New Business Development, PepsiCo,		Grade Municipal Fund (2006-2016).
		Valuation	Inc. (1987-1990).
Oversight
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLC
(1959)					(2020-present); Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief Executive 156		Current: US Global Investors (GROW)
Lydon, Jr.	Chair of the	(Trustee)	Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media		(1995-present).
(1960)	Contracts		(2016-present).
	Review	Since 2020			Former: Harvest Volatility Edge Trust (3)
	Committee	(Chair of the			(2017-2019).
Contracts
Review
Committee)

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued	March 31, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald A. Nyberg	Trustee and	Since 2015	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (2) (2018-present);
(1953)	Chair of the				Edward-Elmhurst Healthcare System
	Nominating		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	and		President, General Counsel, and Corporate Secretary, Van Kampen
	Governance		Investments (1982-1999).		Former: Western Asset Inflation-Linked
	Committee				Opportunities & Income Fund (2004-
2020); Western Asset Inflation-Linked
Income Fund (2003-2020); Managed
Duration Investment Grade Municipal
Fund (2003-2016).
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81) (2018-
(1958)	Chair of the	(Trustee)			present); SPDR Index Shares Funds (30)
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		(2018-present); SSGA Active Trust (14)
	Committee	Since 2020	Companies, Inc. (2007-2017).		(2018-present).
(Chair of
		the Audit			Former: SSGA Master Trust (1) (2018-
		Committee)			2020).

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Ronald E.	Trustee, Chair	Since 2015	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund (2004-
(1958)	and Chair of		Investment Company Institute (2018-present).		2020); Western Asset Inflation-Linked
	the Executive				Income Fund (2003-2020); Managed
	Committee		Former: Member, Executive Committee, Independent Directors Council (2016-		Duration Investment Grade Municipal
			2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Fund (2003-2016).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 47

OTHER INFORMATION (Unaudited) continued	March 31, 2021

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee,	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (2018-	156	None.
(1961)	Vice President	(Trustee)	present); Chief Legal Officer, certain other funds in the Fund Complex (2014-
	and Chief		present); Vice President, certain other funds in the Fund Complex (2007-
	Legal Officer	Since 2015	present); Senior Managing Director, Guggenheim Investments (2012-present).
(Chief Legal
		Officer)	Former: President and Chief Executive Officer, certain other funds in the Fund
Complex (2017-2019); Vice President, Associate General Counsel and Assistant
		Since 2015	Secretary, Security Benefit Life Insurance Company and Security Benefit
		(Vice President)	Corporation (2004-2012).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2021

OFFICERS

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder	President and	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

(1972)	Chief Executive
Officer

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci	Chief Compliance	Since 2015	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).
(1966)	Officer

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant	Since 2015	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 49

OTHER INFORMATION (Unaudited) continued	March 31, 2021

	Position(s)	Term of Office
Name, Address*	Held with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS continued
Kimberly J. Scott	Assistant	Since 2015	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2021

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)488-3559.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 51

ADDITIONAL INFORMATION REGARDING THE FUND
(Unaudited)	March 31, 2021

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR AND PERIOD
The following information in this semi-annual report is a summary of certain changes during the most recent fiscal year and period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Recent Market, Economic, and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.
The outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
UK Departure from EU (“Brexit”) Risk
On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement

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(the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance that the Fund will achieve its investment objectives, and you could lose some or all of your investment. The Fund’s investment objectives are not fundamental may be changed by the Fund’s board of trustees (the “Board of Trustees” or the “Board”) without shareholder approval on 60 days’ prior written notice to shareholders.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in (i) securities of energy companies and (ii) income producing securities of other issuers.
Energy companies include companies that have at least 50% of their assets, income, sales or profits committed to, or derived from, (i) production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol, (ii) generation, transmission, distribution, marketing, sale and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal

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energy or hydropower) or gas, (iii) manufacturing, marketing, management, sale and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses and (iv) provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities and structured products. Certain investments in debt securities of energy companies may be convertible into equity securities or may be accompanied by warrants, options or other forms of equity participation. As a result of such investments, the Fund may also hold equity securities of the issuers of debt securities in which the Fund invests. The Adviser will generally evaluate these investments based primarily on their debt characteristics.
Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products and dividend paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below investment grade quality (also known as “high yield securities” or “junk bonds”). Securities of below investment grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below investment grade quality involve special risks as compared to investment grade quality securities. Securities rated below investment grade are rated below “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”).
The Fund may invest in securities of U.S. and non-U.S. issuers, and may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers.
The Fund may invest in publicly offered securities and privately offered securities of both public and private issuers. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, securities for which there is no readily available trading market or that are otherwise illiquid. The Fund may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.
The Fund may invest in senior, junior, secured and unsecured securities including subordinated or mezzanine securities. Securities in which the Fund may invest may have fixed, floating or variable interest rates, interest rates that change based on multiples of changes in a specified index of interest rates or interest rates that change inversely to changes in interest rates, or may not bear interest.

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The Fund may invest in securities of any maturity or duration and is not required to maintain any particular maturity or duration target for its portfolio as a whole.
The Fund may invest up to 25% of the value of its Managed Assets in debt or equity securities of master limited partnerships (“MLPs”).
As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest by investing up to 20% of its Managed Assets in other investment companies. The Fund may invest in open-end funds, closed-end funds and exchange-traded funds. The Fund will include its investments in other investment companies that have a policy of investing at least 80% of their managed assets in securities of energy companies or income producing securities of other issuers for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in securities of energy companies and income producing securities of other issuers and, as applicable, the Fund’s policy of investing at least 70% of its Managed Assets in securities of energy companies.
The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or capital appreciation. The use of derivatives transactions to earn income or capital appreciation may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Fund may engage in a variety of derivatives transactions. The Fund may purchase and sell exchange-listed and over-the-counter put and call options, purchase and sell futures contracts and options thereon, and enter into swap, cap, floor or collar transactions. The Fund may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates.
In addition, the Fund may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur. The Fund has not adopted a maximum percentage limit with respect to derivatives transactions.
As an alternative to holding investments directly, the Fund may also obtain investment exposure through derivatives transactions intended to replicate, modify or replace the economic attributes associated with an investment in securities in which the Fund may invest directly. The Fund may be exposed to certain additional risks should the Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. Such transactions may expose the Fund to counterparty risk, lack of liquidity in such derivative instruments and additional expenses associated with using such derivative instruments. To the extent that the Fund invests in synthetic investments with economic characteristics similar to securities of energy companies or income producing securities of other issuers, the market value of such investments will be counted for purposes of the Fund’s policies of investing at least 80% of its Managed Assets in securities of energy companies and income producing securities of other issuers and, as applicable, the Fund’s policy of investing at least 70% of its Managed Assets in securities of energy companies.
Percentage limitations are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio securities.
These policies may be changed by the Board of Trustees of the Fund without shareholder approval but no change is anticipated. If the Fund’s policy with respect to investing at least 80% of its

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Managed Assets in securities of energy companies and income producing securities of other issuers changes the Fund will provide shareholders at least 60 days’ prior written notice before implementation of the change.
USE OF LEVERAGE
The Fund may employ leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) or (iii) engaging in reverse repurchase agreements, dollar rolls and economically similar transactions (collectively with Indebtedness and Preferred Shares, “Financial Leverage”). Under current market conditions, the Fund initially expects to utilize Financial Leverage through Indebtedness and/or reverse repurchase agreements, such that the aggregate amount of Financial Leverage is not expected to exceed 33 1/3 % of the Fund’s Managed Assets (or 50% of net assets).
The Fund reserves the right to utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, the Fund may not incur Indebtedness if, immediately after incurring such Indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Indebtedness outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). The Fund has no current intention to issue Preferred Shares.
With respect to Financial Leverage incurred through investments in reverse repurchase agreements, dollar rolls and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act, and the Fund’s use of Financial Leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will not be limited by the asset coverage requirements of the 1940 Act. However, the Fund’s use of Financial Leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Fund’s Financial Leverage and therefore will be limited by the Fund’s maximum overall Financial Leverage levels approved by the Board of Trustees (currently 33 1 / 3 % of the Fund’s Managed Assets) and may be further limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, including the asset coverage requirements applicable to indebtedness under the 1940 Act, and will not be included in

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calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement described above.
The Adviser anticipates that the use of Financial Leverage may result in higher total return to the holders of Common Shares (“Common Shareholders”) over time; however, there can be no assurance that the Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. The use of Financial Leverage will cause the Fund’s net asset value and its level of distributions to be more volatile than if Financial Leverage were not used. The costs associated with the issuance of Financial Leverage will be borne by Common Shareholders, which will result in a reduction of net asset value of the Common Shares. The fee paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, including proceeds from Financial Leverage, so the fees paid to the Adviser will be higher when Financial Leverage is utilized. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. The maximum level of and types of Financial Leverage used by the Fund will be approved by the Board of Trustees. There can be no assurance that a leveraging strategy will be utilized or, if utilized, will be successful.
PRINCIPAL RISKS OF THE FUND
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to investment risk, including the possible loss of the entire principal amount invested. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Not a Complete Investment Program
An investment in the Fund’s Common Shares should not be considered a complete investment program. The Fund is intended for long-term investors. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Shareholders should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.
Investment and Market Risk
An investment in Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation.

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These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Recent Market, Economic and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s

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business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.
The outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
Non-Listed Closed-End Fund Risk
The Fund is designed for long-term investors who are prepared to hold the Common Shares of the Fund until the end of the Fund’s term and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund does not intend to list the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile and the Fund’s use of Financial Leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
Shareholder Liquidity Event Risk
The Fund intends to complete a Shareholder Liquidity Event on or before July 28, 2023 (the “Liquidity Event Date”). If the Board of Trustees determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Liquidity Event Date for one year, to July 28, 2024, without a shareholder vote. The Liquidity Event Date can be further extended beyond July 28, 2024 if approved by 75% of the trustees followed by approval by 75% of the outstanding voting securities of the Fund.

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The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment on the Liquidity Event Date or any other date, and such initial investors and any investors that purchase Common Shares after the completion of this offering may receive less than their original investment through any Shareholder Liquidity Event.
If the Fund anticipates that the Shareholder Liquidity Event will involve the termination and liquidation of the Fund, beginning one year before the Liquidity Event Date (the “wind-down period”) the Adviser may begin liquidating all or a portion of the Fund’s portfolio through opportunistic sales. However, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions or tax consequences are not favorable, which may cause the Fund to lose money.
As the Fund approaches its termination date, the portfolio composition of the Fund may change as more of the Fund’s original fixed-income securities mature or are called or sold, which may cause the Fund’s returns to decrease and the net asset value of the Common Shares to fall. The Fund may also shift its portfolio composition to securities that the Adviser believes will provide adequate liquidity upon termination of the Fund, which may also cause the Fund’s returns to decrease and the net asset value of the Common Shares to fall. During the wind-down period, the Fund may invest all or a portion of its assets in non-energy company corporate debt securities, U.S. government securities or other fixed-income securities.
Rather than reinvesting the proceeds of its matured, called or sold fixed-income securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Common Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.
Tender Offer Risk
The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the Common Shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Fund will offer to repurchase Common Shares at the Fund’s net asset value per Common Share or a percentage of the Fund’s net asset value per Common Share on the last day of the offer. In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become illiquid or trade at depressed prices or if the Adviser believes that conducting a tender offer for 2.5% or less of the Common Shares then outstanding would impose an undue burden on Common Shareholders who do not tender compared to the benefits of giving Common Shareholders the opportunity to sell all or a portion of their Common Shares at net asset value, the Fund may

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choose not to conduct a tender offer or may choose to conduct a tender offer for less than 2.5% of the Common Shares then outstanding. Accordingly, there may be periods during which no tender offer is made. If a tender offer is not made, Common Shareholders may not be able to sell their Common Shares as it is unlikely that a secondary market for the Common Shares will develop or, if a secondary market does develop, Common Shareholders may be able to sell their Common Shares only at substantial discounts from net asset value. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Common Shares that are tendered, which may increase risks for remaining Common Shareholders and increase fund expenses as a percentage of net assets. In addition, although the Fund is permitted to borrow money to finance the repurchase of Common Shares pursuant to tender offers, there can be no assurance that the Fund will be able to obtain such financing. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering Common Shareholders with a promissory note, which will cause the Common Shareholders to be paid at a later date than if the tender offer were not extended or if the promissory note were not issued.
Management Risk
The Fund is subject to management risk because it has an actively managed portfolio. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.
Income Risk
The income investors receive from the Fund is based in part on the interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.
Concentration Risk
Because the Fund’s investments are focused in companies operating in the energy sector of the economy, the Fund will be more susceptible to risks associated with such sector. A downturn in the energy sector will have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Energy Companies Risk
Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:
Commodity Price Risk. Energy companies may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy producing and

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consuming countries); market conditions and uncertainty; changes in supply of and consumer demand for electricity, gas or other commodities; weather patterns; domestic production levels; volume of imports; the price and availability of alternative electric generation options, which may be effected by government subsidies, tax credits or other support; energy conservation; competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; the availability and costs of local, intrastate and interstate transportation methods, among others; the industry-wide and/or local refining, transportation or processing capacity; new technologies; catastrophic events or terrorist acts; speculation; and other factors that are beyond the control of the Fund and the Adviser. Certain energy companies may be directly or indirectly affected by fluctuations in commodity prices. In addition, the energy sector as a whole may be impacted by the perception that the performance of all energy sector companies is linked to commodity prices.
Supply and Demand Risk. Companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, volatility or a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
Energy Sector Dislocation Risk. Recently, oil prices experienced significant volatility. This may adversely impact companies operating in the energy sector. If the prices for commodities experience a substantial downturn or heightened volatility for the medium to long term, the ability of businesses whose financial performance depends in part on commodity prices to grow or maintain revenues in future years may be adversely affected, and at certain long term price levels for a given commodity, extractive operations with respect to that commodity may not be economically viable. There can be no assurance as to the duration of any perceived market dislocation.
Operational and Geological Risk. Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.
Regulatory Risk. The energy sector is highly regulated. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may become subject to additional regulation or be declared hazardous sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on energy

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companies that utilize such by-product on process and on energy companies that rely on a supply of the impacted energy commodity. Examples of governmental regulations which impact energy companies include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and the permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy companies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process may become subject to additional regulation or be declared hazardous sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on companies that rely on a supply of the impacted energy commodity. Energy companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters, which may impose additional costs or limit certain operations. Governments have considerable discretion in implementing regulations that could impact a company’s business, and governments may be influenced by political considerations and may make decisions that adversely affect a company’s business.
Environmental Risk. There is an inherent risk that energy companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary. This risk is heightened given the stated priorities of the new administration. Energy companies may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy companies or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state

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laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Stricter environmental laws, regulations or enforcement policies could significantly increase the compliance costs of energy companies, and the cost of any remediation that may become necessary. MLP entities may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or further emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by energy companies. The potential for the imposition of such measures may negatively impact energy companies generally. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Fracturing Risk. Certain energy companies may require the use of hydraulic fracturing to produce commercial quantities of oil and natural gas from reservoirs in which they operate. Changes in laws or government regulations regarding hydraulic fracturing could increase certain energy companies’ costs of doing business, limit the areas in which such companies can operate and reduce oil and natural gas production by such companies. Any such developments could adversely impact companies that provide fracturing services and materials. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act, including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. In addition, the EPA has asserted federal regulatory authority over certain hydraulic fracturing activities. If hydraulic fracturing becomes regulated as a result of federal legislation or regulatory initiatives by the EPA and other regulators in the United States and elsewhere fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, certain drilling and injection activities could eliminated, and it could be more costly for a company to perform hydraulic fracturing, increase the company’s costs of compliance and doing business, and delay or prevent the development of unconventional hydrocarbon resources from shale and other formations that are not viable without the use of hydraulic fracturing. There have been proposals by non-

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governmental organizations to restrict certain buyers from purchasing oil and natural gas produced from wells that have utilized hydraulic fracturing in their completion process, which could negatively impact a company’s ability to sell its production from wells that utilized these fracturing processes.
Depletion Risk. Energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Acquisition Risk. Certain energy companies may depend on the ability of to make acquisitions. The ability of such companies to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such companies are unable to make future acquisitions, or such future acquisitions fail to have the desired impact, their growth will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others. Furthermore, even if an energy company does consummate an acquisition that it believes will be accretive, the acquisition may instead result in a decrease in free cash flow.
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of energy companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of energy companies in which the Fund invests. Rising interest rates may also impact the price of the securities of energy companies as the yields on alternative investments increase.
Weather Risk. Weather plays a role in the seasonality of some energy companies’ cash flows. Although most energy companies can reasonably predict seasonal weather demand based on normal weather patterns, no amount of preparation can protect an energy company from the unpredictability of the weather, extreme weather conditions or possible climate change. The damage done by extreme weather also may serve to increase many energy companies’ insurance premiums and could adversely affect such companies’ financial condition. Certain energy companies may be particularly sensitive to weather and climate conditions. For example, solar power generators rely on the frequency and intensity of sunlight, wind turbines upon the frequency and intensity of the wind, and companies focused on biomass rely on the production of crops, which can be adversely affected by droughts and other weather conditions.
Technology Risk. Energy companies may be subject to technology risks, including the risk of mechanical breakdown, spare parts shortages, failure to perform according to design specifications

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and other unanticipated events which adversely affect operations. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Utility and infrastructure assets have very few alternative uses should they become obsolete.
Some energy companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by these companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability.
Infrastructure Risk. Energy companies may rely heavily on infrastructure assets for the storage and transportation of energy and power outputs. Issuers that engage in energy projects in undeveloped areas require significant capital initially. In addition, the demand, pricing and terms for oilfield services in an issuer’s existing or anticipated service areas largely depends upon the level of exploration and development activity for both crude oil and natural gas in the region of the issuer’s investment. The ability of an issuer to market its oil and natural gas may depend upon its ability to acquire capacity on pipelines that deliver oil and natural gas to commercial markets. Accordingly, such energy project sites may not be able to secure necessary infrastructure build-out to support such issuer’s expected production growth.
Additionally, even in developed areas, the companies run the risk that existing infrastructure could be inefficiently managed and/or damaged or destroyed, causing a delay in or termination of the issuer’s business operations. Causes of infrastructure damage or destruction may include traffic accidents, natural disasters, man-made disasters, defective design and construction, slope failure, bridge and tunnel collapse, road subsistence, toll rates, fuel prices, environmental legislation or regulation, general economic conditions, labor disputes and other unforeseen circumstances and incidents. Certain of these events have affected infrastructure in the past and the inability of the companies to use such infrastructure could have a material adverse effect on the financial condition and business operations of energy companies.
Infrastructure intensive energy companies may be susceptible to a variety of factors that may adversely affect their business and operations, including high interest costs in connection with capital construction programs; high leverage; costs associated with environmental and other regulations; surplus capacity costs; and reduced investment in public and private infrastructure projects. A slowdown in new global infrastructure projects in developing or developed markets may constrain the abilities of such companies to grow. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products or services provided by such companies.
Power Purchase Agreement Risk. Certain energy companies may enter into power purchase agreements (“PPAs”). Payments by power purchasers to such companies or projects pursuant to their respective PPAs may provide the majority of such companies’ or projects’ cash flows. There can be no assurance that any or all of the power purchasers will fulfill their obligations under their PPAs or that a power purchaser will not become bankrupt or that upon any such bankruptcy its obligations under its respective PPA will not be rejected by a bankruptcy trustee. There are additional risks relating to the PPAs, including the occurrence of events beyond the control of a power purchaser that may excuse it from its obligation to accept and pay for delivery of energy generated by a

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company or project. The failure of a power purchaser to fulfill its obligations under any PPA or the termination of any PPA may have a material adverse effect on the energy company.
Land Title Risk. Certain energy companies may require large areas of land to install and operate their equipment and associated infrastructure. The rights to use the necessary land may be obtained through freehold title, easements, leases and other rights of use. Different jurisdictions adopt different systems of land title, and in some jurisdictions it may not be possible to ascertain definitively who has the legal right to enter into land tenure arrangements. In addition, the grantor’s fee interests in the land which is the subject of such easements and leases are or may become subject to mortgages securing loans, other liens (such as tax liens) and other lease rights of third parties (such as leases of oil, gas, coal or other mineral rights). As a result, an energy company’s rights under such leases or easements are or may be subject and subordinate to the rights of third-parties. It is also possible that a default by the grantor under any mortgage could result in a foreclosure on the grantor’s interest in the property and thereby terminate the company’s right to the leases and easements that are required for it to operate. Similarly, it is possible that a government authority, as the holder of a tax lien, could foreclose upon a parcel and take possession of the portion of the company’s investment located on such parcel. The rights of a third-party pursuant to a superior lease (such as leases of oil, gas, coal or other mineral rights) could also result in damage to or disturbance of the physical assets of a company’s investment or require relocation of investment assets. If any company were to suffer the loss of all or a portion of their underlying real estate interests or equipment as a result of a foreclosure by a mortgagee or other lienholder of a land parcel, or damage arising from the conduct of superior leaseholders, such company’s operations and revenues may be adversely affected. In addition, any declaration of native title or other indigenous rights in respect of land on which companies are located may adversely affect the owner or occupier of that land. It may not be possible to mitigate or remove a risk associated with indigenous claims.
Independent Contractors Risk. Independent contractors are typically used in operations in the energy industry to perform various operational tasks, including carrying out drilling activities and delivering raw commodities to processing or beneficiation plants. In periods of high commodity prices, demand for such contractors may exceed supply resulting in increased costs or lack of availability of key contractors. Disruptions of operations or increased costs also can occur as a result of disputes with contractors or a shortage of contractors with particular capabilities. Additionally, since an energy company may not have the same control over independent contractors as they may have over their own employees, there is a risk that such contractors will not operate in accordance with its own safety standards or other policies.
Insurance Risk. Certain losses of a catastrophic nature, such as wars, natural disasters, terrorist and cyber attacks, or other similar events, may be either uninsurable or insurable at such high rates that to maintain such coverage would cause an adverse impact on the energy companies’ operations or profitability. In general, losses related to terrorism are becoming harder and more expensive to insure against. Most insurers are excluding terrorism coverage from their all-risk policies. In some cases, the insurers are offering significantly limited coverage against terrorist acts for additional premiums which can greatly increase the total costs of casualty insurance for a company’s investment and/or project. As a result, not all projects or investments may be insured against terrorism.

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Industry Specific Risks. Energy companies are also subject to risks that are specific to the industry or industries in which they operate. Examples of industry specific risks are summarized below.
Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows and its ability to pay cash distributions or dividends to their unit holders or shareholders.
Businesses that engage in oil and gas exploration and development are speculative and involve a high degree of risk and the use of new technologies. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Acquiring, developing and

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exploring for oil and natural gas involves many risks. These risks include encountering formations or pressures, premature declines of reservoirs, blow-outs, equipment failures and accidents in completing wells and otherwise, cratering, sour gas releases, uncontrollable flows of oil, natural gas or well fluids, adverse weather conditions, pollution, fires, spills and other risks that could lead to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such energy companies to the risk of litigation and clean-up or other remedial costs, not all of which may be covered by insurance.
Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events and health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.
In addition, marine transportation (or “tanker”) companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Utilities Companies Risk. A variety of factors may adversely affect the business or operations of utilities, including: high interest costs in connection with capital construction and improvement programs; governmental regulation of rates charged to customers (including the potential that costs incurred by the utility change more rapidly than the rate the utility is permitted to charge its customers); costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; inexperience with and potential losses resulting from a developing

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deregulatory environment; costs associated with reduced availability of certain types of fuel; the effects of energy conservation policies; effects of a national energy policy; technological innovations; potential impact of terrorist activities; the impact of natural or man-made disasters; regulation by various governmental authorities, including the imposition of special tariffs; and changes in tax laws, regulatory policies and accounting standards. In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas and other factors. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. To the extent competitive pressures increase and the pricing and sale of electricity assume more characteristics of a commodity business, the economics of independent power generation projects may come under increasing pressure. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in the independent power industry. In addition, independent power producers may find it increasingly difficult to negotiate long-term power sales agreements with solvent utilities, which may affect the profitability and financial stability of independent power projects.
Federal Power Act; Natural Gas Act; State Regulations Risk. Companies owning or operating electric generation and transmission assets may be subject to regulatory requirements under the Federal Power Act, as amended (the “FPA”), other federal utility statutes, state and local public utility laws. These laws may require regulatory approval for the issuance of certain securities that the Fund may hold, as well as requiring regulatory approval before the Fund may exercise certain remedies, such as foreclosure, with respect to its investments in regulated entities. In addition, as regulated entities, certain energy companies may be invested may be restricted from earning additional revenues or recovering certain costs as a result of ratemaking decisions by their applicable federal or state regulators.
The FPA grants FERC jurisdiction over the transmission of electricity in interstate commerce, the sale of electricity at wholesale in interstate commerce, and all facilities for such transmission or sale. The FPA prohibits “public utilities” (entities that own or operate facilities subject to FERC jurisdiction) from selling, leasing, merging or consolidating jurisdictional facilities, and from buying or acquiring securities of other public utilities, without first obtaining FERC approval. The FPA also requires prior FERC approval for public utilities to issue any security, or to assume any obligation or liability as guarantor, indorser, surety or otherwise in respect to the security of another person. Rates, charges and other terms for transmission services and for wholesale sales by public utilities are subject to the FERC’s supervision. Certain wholesale generating companies may obtain market-based rate authority, enabling companies to price based upon market conditions. The FERC also is responsible for licensing and inspecting private, municipal and state-owned hydroelectric projects.
Companies owning or operating natural gas transportation or storage facilities may be subject to regulatory requirements under the Natural Gas Act, as amended (the “NGA”). The NGA grants the FERC jurisdiction over the transportation of natural gas in interstate commerce, among other things. While the FERC has jurisdiction over the rates charged for interstate transportation and storage services, in most cases, owners of certain natural gas storage facilities may obtain market-based rate authority, enabling companies to price based upon market conditions. The FERC also has authority

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over facility construction, and no such construction can occur without FERC authorization under the NGA. FERC also regulates the rates and practices of oil and oil-products pipeline companies engaged in interstate transportation under the Interstate Commerce Act, as amended. However, unlike under the FPA, the FERC does not have jurisdiction to review securities issuances or the acquisition of the ownership of natural gas transportation or storage companies or oil pipeline companies, but operating and construction certificates granted by FERC to such entities may not be transferred without prior FERC approval.
On the state level, most state laws require approval from the state commission before an electric utility operating in the state may divest or transfer electric generation or distribution facilities. These laws also grant authority to the state commissions to regulate the financial activities of electric utilities selling electricity to consumers in their states. Certain states also regulate the transfer of other electric facilities and financing activities by the owners of such facilities. These laws (and regulators administering such laws) may establish the rates that a state-regulated utility may charge for its services, and state regulatory approval may be required for securities issuances by such utilities or for the acquisition of such securities, including as part of foreclosure or other actions.
Siting Challenges Risk. Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. Proposals to site an energy project may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts.
Tax Risk. It is possible that new U.S. or non-U.S. taxes on the energy industry could be implemented and/or U.S. or non-U.S. tax benefits could be eliminated or reduced, reducing the profitability of energy companies and their available cash flow. Certain federal income tax deductions currently available with respect to oil and natural gas exploration and development may be eliminated as a result of future legislation. However, it is unclear whether any such changes will be enacted or how soon such changes could be effective. Notwithstanding this uncertainty, the passage of any legislation as a result of budget proposals, or any other similar change in U.S. federal income tax law could eliminate certain tax deductions that are currently available with respect to oil and gas exploration and development, and any such change could negatively affect energy companies’ financial condition and business operations.
Political, Legal and Commercial Instability Risk. The Fund may invest globally and may invest in businesses that have operations in regions with varying degrees of political, legal and commercial stability. These regions may include, but are not limited to, Russia, the Middle East, Africa, Asia and Latin America. Political, civil and social pressures may result in administrative change, policy reform and/or changes in law or governmental regulations, which in turn can result in expropriation or nationalization of the investments of a company in which the Fund invests and/or adversely affect the value or liquidity of such company’s investments or such company’s underlying business. Renegotiation or nullification of pre-existing agreements, concessions, leases and permits held by an energy company, changes in fiscal policies (including increased tax or royalty rates) or currency restrictions could impact the value of the Fund’s investments. Commercial instability caused by bribery and corruption and more generally underdeveloped corporate governance policies can lead to similar consequences, any of which could have a material adverse effect on a such company’s profitability, ability to finance itself, or, in extreme cases, its viability.

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In addition, fiscal constraints or political pressure may also lead governments to impose increased taxation or other charges on operations in the energy sector or to nationalize operations within a given jurisdiction. Such taxes, royalties or expropriation of investments could be imposed by any jurisdiction in which an energy company operates. If operations are delayed or shut down as a result of political, legal or commercial instability, or if the operations of a company are subjected to increased taxation, royalties or expropriation, it could have a material adverse effect on the results of operations or financial condition of that company.
Government consents or notification may be required for investments or divestments by the Fund in certain companies which may make it challenging and costly for the Fund to make new investments or realize existing investments on a timely basis or at all.
Sovereign Risk. The right of certain energy companies to extract mineral resources, generate, deliver or sell energy or related services and equipment may be granted by, or derive from approval by, governmental entities and are subject to special risks, including the risk that the relevant governmental entity will exercise sovereign rights and take actions contrary to the rights of company. There can be no assurance that the relevant governmental entity will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of any energy company in which the Fund invests.
Strategic Asset Risk. Energy companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.
Hedging Policies and Commodities Price Risk. Energy companies may employ hedging techniques designed to reduce currency, commodity price, interest rate exposure or other investment risks or as a means of structuring an investment in a company in light of applicable legal, tax or regulatory considerations. If an energy company engages in any such hedging activities, it may be exposed to credit-related losses in the event of non-performance by counterparties to the physical or financial instruments. Additionally, if commodity prices, interest rates or exchange rates increase above or decrease below those levels specified in any future hedging agreements, such hedging arrangements may prevent an energy company from realizing the full benefit of such increases or decreases. In addition, any future commodity hedging arrangements could cause an energy company to suffer financial loss if it is unable to produce sufficient quantities of the commodity to fulfill its obligations, if it is required to pay a margin call on a hedge contract or if it is required to pay royalties based on a market or reference price that is higher than the company’s fixed ceiling price. To the extent that risk management activities and hedging strategies are employed to address commodity prices, exchange rates, interest rates or other risks, risks associated with such activities and strategies, including counterparty risk, settlement risk, basis risk, liquidity risk and market risk, could impact or negate such activities and strategies.
Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An energy company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy company could

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be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas energy companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Catastrophic Event Risk. Energy companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of energy companies. Energy companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Below Investment Grade Securities Risk
The Fund may invest in securities rated below investment grade (that is, rated Ba or lower by Moody’s; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as “junk bonds.” Investment in securities of below investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.
The ratings of Moody’s, S&P, Fitch and other NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. To the extent that the Fund invests in securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

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The Fund may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments may be more pronounced. Investments in the securities of financially distressed issuers involve substantial risks. The Fund may purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Risks-Distressed and Defaulted Securities Risk.”
In addition to the risks associated with below investment grade securities generally, DIP financings are subject to additional risks. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code and must be approved by the bankruptcy court. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP financings are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.
Current Fixed-Income and Debt Market Conditions
Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the economic crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows. Certain countries have experienced negative interest rates on certain debt securities and have pursued negative interest rate policies and others may do so in the future. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, market participants may seek to reallocate their investments to other income-producing assets, which could further reduce the value of instruments held by the Fund with a negative yield. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments.
Fixed-Income Securities Risks
Fixed-income securities are subject to certain risks, including:

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Issuer Risk. The value of securities in which the Fund invests may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.
Credit Risk. Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status, the risk of which is heightened under current conditions. A downgrade of the rating assigned to a credit security by an NRSRO may reduce the value of that security. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risks in the event that the bonds underlying the derivatives default.
Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of fixed-income securities generally will fall. During periods of rising interest rates, the average life of certain types of fixed-income securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. Investments in fixed-income securities with long-term maturities may experience significant price declines if long-term interest rates increase. These risks may be greater in the current market environment because interest rates recently have declined significantly below historical average rates. Prevailing interest rates may be adversely impacted by market and economic factors.
If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund’s use of Financial Leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not

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required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.
Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount. Senior Loans and Second Lien Loans typically do not have call protection. The degree to which borrowers prepay Senior Loans and Second Lien Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Senior Loan and Second Lien Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid investment.
Valuation Risk
Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board. Valuation of illiquid securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.
Corporate Bond Risk
The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or

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principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Loans Risks
Senior Loans Risk. The Fund may invest in Senior Loans made to corporations and other nongovernmental entities and issuers (a “Borrower”). The risks associated with such Senior Loans are similar to the risks of other lower grade securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured debt securities. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.
Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and typically have a claim on the assets of the Borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior Loans in which the Fund will invest are generally rated below investment grade or unrated but believed by the Adviser to be of below investment grade quality and are considered speculative because of the credit risk of the applicable issuer.
Many Senior Loans in which the Fund invests may not be rated by a NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a Borrower or its securities, and the Adviser relies primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a Borrower may be wrong.
Issuers of below investment grade Senior Loans are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade Senior Loans, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid Senior Loans may also be difficult to value.
Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral
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could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the Borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the Borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).
Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.
Second Lien Loans Risk. The Fund may invest in Second Lien Loans made to public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second Lien Loans are second in right of payment to one or more Senior Loans of the related Borrower. Second Lien Loans are generally subject to similar risks associated with investment in Senior Loans and other lower grade debt securities. However, because Second Lien Loans are subordinated and thus

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lower in priority of payment to Senior Loans or other debt instruments with higher priority of the related Borrower, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments and repayment of principal after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated loans or debt which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.
Subordinated Secured Loans Risk. Subordinated Secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the Borrower and therefore are subject to additional risk that the cash flow of the Borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the Borrower. Subordinated Secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Unsecured Loans Risk. Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, Subordinated Secured Loans and below investment grade securities. However, because Unsecured Loans have lower priority in right of payment to any higher ranking obligations of the Borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the Borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the Borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and Subordinated Secured Loans and may be less liquid.
Loan Participation and Assignment Risk. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the Borrower with respect to a Senior Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in

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the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. Unfunded commitments to purchase loan participations or assignments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Other Risks Associated with Loans. Economic and other events (whether real or perceived) can reduce the demand for certain Loans or Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and some Loans may be subject to restrictions on resale. During periods of limited supply and liquidity of Loans, the Fund’s yield may be lower. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain Loans and other securities or market conditions that reduce liquidity) can reduce the value of Loans, impairing the Fund’s net asset value.
A financial institution’s employment as an agent under a Loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the Loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Terms of certain of the Loans in which the Fund may invest may provide the borrowers with substantial flexibility to incur additional indebtedness, pay dividends, make investments and other restricted payments, incur liens and engage in affiliate transactions, or may not obligate the borrowers to observe and maintain financial ratios or other financial maintenance covenants. The absence of such covenants or the flexibility in measuring compliance with such covenants could cause borrowers to experience a significant downturn in their results of operation without triggering any default that would permit holders of Loans (such as the Fund) to declare an event of default or accelerate indebtedness. Any such delay in the ability of holders of debt to exercise remedies may lower the ultimate recoveries received by the Fund in any insolvency or restructuring of indebtedness of the borrowers.
Mezzanine Investments Risk
The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated, unsecured debt securities. Mezzanine Investments are often issued in private placements and are sometimes issued in connection with an equity security (e.g., with attached warrants) or otherwise may be convertible into equity securities. Mezzanine Investments are generally subject to similar risks associated with investment in Senior Loans, Second Lien Loans and other below investment grade securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans and other debt instruments with higher priority of the borrower, or may be unsecured (i.e., not backed by a security interest in any

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specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.
Preferred Securities Risk
In addition to equity securities risk, credit risk and below investment grade securities risk, with respect to preferred securities of below investment grade quality, there are special risks associated with investing in preferred securities:
Deferral. Preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.
Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.
Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.
Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.
New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Convertible Securities Risk
The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities

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of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock, but are usually subordinated to comparable nonconvertible securities. In addition, the credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem this security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Mid-Cap and Small-Cap Company Risk
Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. Mid-cap and small-cap companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. In addition, it may be difficult for the Fund to sell mid-cap or small-cap company securities at a desired time or price. Mid-cap and small-cap companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-cap and small-cap companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Foreign Securities Risk
The Fund may invest in non-U.S. dollar denominated securities of foreign issuers, including issuers in emerging markets. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and

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enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which are subject to many of the risks described below regarding securities of foreign issuers denominated in foreign currencies.
Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.
American Depository Receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States

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securities markets. Although ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. These risks are heightened under the current conditions.
Emerging Markets Risk
The Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks are elevated under current conditions and include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund) for investment losses and injury to private property; (vi) lower levels of government regulation, which could lead to market manipulation, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information; (vii) high rates of inflation for prolonged periods; (viii) sensitivity to adverse political or social events affecting the region where an emerging market is located compared to developed market securities; and (ix) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions or other economic crises, or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund’s exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Foreign Currency Risk
The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S.

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and abroad. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful.
Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.
Subordinated Securities Risk
Issuers of subordinated securities, such as subordinated Loans and other subordinated debt instruments, in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated Loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated Loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated Loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated Loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt securities. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.
Floating-Rate and Fixed-to-Floating-Rate Securities Risk
The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.
Portfolio Liquidity Risk
The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. The Fund may acquire its investments directly from the issuer in privately negotiated transactions. Substantially all of these securities may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or

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bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid.
Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or over-the-counter derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange traded derivative position. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. The Fund may face other restrictions on its ability to liquidate an investment to the extent that the Adviser or the Fund has material non-public information regarding the issuer. In addition, market, credit and other events may affect the prices of securities with limited liquidity held by the Fund to a greater extent than such events affect more liquid securities, thereby adversely affecting the Fund’s net asset value and ability to make distributions. In addition, securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions.
Financial Leverage Risk
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions, derivatives transactions or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Fund’s NAV and returns than if Financial Leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

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Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on indebtedness or in the dividend rate on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s NAV and also make it difficult for the NAV to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Because the fees received by the Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Common Shareholders. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board receives regular reports from the Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.
Indebtedness may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Indebtedness by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the

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proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.
The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
The Fund may have Financial Leverage outstanding during a short term period during which such Financial Leverage may not be beneficial to the Fund if the Fund believe that the long-term benefits to Common Shareholders of such Financial Leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such Financial Leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.
Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s Financial Leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing Financial Leverage on favorable terms or at all. If the cost of Financial Leverage is no longer favorable, or if the Fund is otherwise required to reduce its Financial Leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.
The Fund’s total Financial Leverage may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage outstanding, it will be more exposed to these risks.

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Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act. A fund classified as non-diversified under the 1940 Act can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified fund because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the Common Shares or have a greater impact on the Fund’s returns.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Common Equity Securities Risk
An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of common equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of common equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of common equity securities to which the Fund has exposure. At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of common equity securities have historically generated higher average returns than income securities, common equity securities have also experienced significantly more volatility in those returns. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s

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capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Dividends on common equity securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.
MLP Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.
A portion of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common shares.
To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Fund will be allocated its allocable share of an MLP’s income, gains, deductions, losses and credits. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities, and may increase the amount of income or gain that will be recognized by the Fund upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new

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acquisitions, which may result in a decrease in the portion of the MLP’s distributions that is offset by tax deductions. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP investments in which the Fund invests.
In addition, sales of MLP units will result in the Fund being allocated income under Section 751 of the Internal Revenue Code, with such income potentially exceeding the overall gain on sale and being allocated even in the event of an overall loss on sale. The Fund will receive the tax reporting from its MLP investments on a substantially delayed basis, both with respect to current year in come and realized gains and with respect to Section 751 income reporting relating to MLP unit sales. Such delayed reporting may result in the Fund incurring excise tax or income tax liability, IRS penalties and interest charges, and revisions to previously-issued shareholder tax information reporting.
Risks Associated with an Investment in IPOs
Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. The Fund’s investments in IPOs may make it subject to more erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs, which decrease the value of investments and may result in additional taxable gains for the Fund and adversely affect the Fund’s performance. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Risks Associated with an Investment in PIPE Transactions
PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company typically agrees as part of the PIPE deal to register the restricted securities with the SEC. PIPE securities may be deemed illiquid.
Privately Issued Securities Risk
The Fund may invest in privately issued securities of both public and private companies. Privately issued securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain privately issued securities may be illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily

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dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Privately issued securities are also more difficult to value. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Other Investment Companies Risk
Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in other investment companies may expose the Fund to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. To the extent the Fund invests in exchange-traded funds or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.
Structured Finance Investments Risk
The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance securities bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the issuer of the structured finance security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in

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structured finance securities generally pay their share of the structured finance security issuer’s administrative and other expenses. The prices of indices and securities underlying structured finance securities, and, therefore, the prices of structured finance securities, will be influenced by, and will rise and fall in response to, the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured finance security uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance securities owned by the Fund. Certain structured finance securities may be thinly traded or have a limited trading market.
The Fund may invest in structured finance securities collateralized by low grade or defaulted loans or securities. Investments in such structured finance securities are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.
Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Mortgage-Backed Securities Risk. MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

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When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities and can cause the prices of MBS to be increasingly volatile. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.
Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.
Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks. CMBS are subject to risks associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.
Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties

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and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
MBS issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. government. In 2008, the Federal Housing Finance Agency (“FHFA”), a then-new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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Various proposals have been put forth to further reform the U.S. housing and mortgage markets. The Fund and the Adviser cannot predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the Federal Home Loan Banks, and the values of their related securities or obligations, and the market for MBS generally.
Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.
Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

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During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Asset-Backed Securities Risk. Asset-backed securities (“ABS”) are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Comparison of Risks—Structured Finance Investments Risk,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.
Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.
The collateral underlying ABS may constitute assets related to a wide range of industries, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. The value of ABS held by the Fund also may be reduced because of actual or perceived changes in the creditworthiness of the obligors on the underlying assets, the originators, the servicers, any financial institutions providing credit support or hedging counterparties that are required to make payments on the ABS. Additionally, an obligor may seek protection under debtor relief laws and therefore the debtor may

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be able to avoid or delay payments. Economic factors, including unemployment, interest rates and the rate of inflation, may affect the rate of prepayments and defaults on the underlying receivables and may accelerate, delay or reduce expected payments on an ABS. During recessions or periods of economic contraction, factors such as elevated unemployment, decreased asset values or reductions in available credit may lead to increased delinquency and default rates on the underlying receivables.
In general, the value of the assets collateralizing an ABS will exceed the principal amount of the ABS issued in a transaction. This excess value is generally referred to as “overcollateralization.” The amount of overcollateralization varies based on the credit quality of the underlying collateral backing the ABS. In general, losses on the assets underlying the ABS will reduce the amount of overcollateralization on the ABS and increase the risk to holders of the ABS. Other forms of credit enhancement may be used, including letters of credit or monoline insurance policies. These forms of credit enhancement are subject to risk if the party obligated to make payments on the letter of credit or insurance policy defaults on the obligation to the ABS issuer.
Payments to holders of ABS may be subject to deferral. If the cash flow generated by the underlying assets is insufficient to make all payments required on a payment date, such payments may be deferred to the following payment date. If the cash flow remains insufficient to make payments on the ABS as a result of credit losses on the underlying assets, there may be no recourse by the Fund for any shortfall.
In some cases, the ABS issuer may not acquire all of the assets at the same time as the related securities are issued. In general, the excess of the amount of the proceeds from the sale of the securities over the amount of assets acquired is deposited into an account to be used by the issuer to acquire additional assets that will serve as collateral for the securities. This structural feature is known as “prefunding.” In general, the issuer will have a period of time such as one year to acquire assets that meet the eligibility criteria and concentration limits for the issuer. If the issuer does not use all of such prefunding amounts to acquire assets, the amount of the prefunding may be returned to the investor as a prepayment on the ABS.
Financial market disruptions due to economic or natural disasters, political conflicts, public health emergencies or similar events may adversely affect the market value and liquidity of an ABS. Additionally, increased governmental regulation of the financial markets in the United States or elsewhere, may affect financial markets generally or ABS more specifically. For example, credit risk retention requirements, which require an ABS sponsor to retain an exposure to the securitized assets, have increased and may continue to increase the costs to originators, securitizers and asset managers of maintaining ABS vehicles in which the Fund may invest.
Section 13 of the Bank Holding Company Act of 1956, often referred to as the “Volcker Rule,” imposes restrictions on banking entities’ ability to sponsor or invest in ABS vehicles that rely on the exemptions from registration set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940. These restrictions may have an adverse effect on the liquidity of the Fund for ABS that rely on such exemptions.
CDO, CLO, CBO Risk. The Fund may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLO”). A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or

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synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.
In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Comparison of Risks—Structured Finance Investments Risk” and “—Asset Backed Securities Risk,”¬ CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.
The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of the investment manager to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the investment manager in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met. These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.
The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.
Risks Associated with Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or

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hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
U.S. Government Securities Risk
U.S. government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Currently, the Standard & Poor’s Ratings Group (“S&P”) rating is “AA+” with a stable outlook; the Moody’s rating is “Aaa” with a stable outlook; and the Fitch Ratings (“Fitch”) rating is “AAA” with a stable outlook. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.
Sovereign Debt Risk
Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including

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requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.
Derivatives Transactions Risk
The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives transactions involve risks. There may be imperfect correlation between the value of derivative instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.
In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions

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reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and board reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
The Investment Adviser, on behalf of the Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Fund and the Investment Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund or the Investment Adviser may incur additional expenses.
Options Risk
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund may purchase and write call options on futures, individual securities, securities indices, currencies, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if

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the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. A call option is “uncovered” if the Fund does not own the instrument underlying the call and does not have an absolute right to acquire the security without additional cash consideration.
There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
The Fund may purchase and write covered put options. A put option is “covered” if the fund segregates cash or cash equivalents in an amount equal to the exercise price with the Fund’s custodian. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the instrument underlying the put option at a price greater than the market price of the instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Futures Transactions Risk
The Fund may invest in futures contracts. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an

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investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Futures and options on futures entail certain risks, including but not limited to the following:
• no assurance that futures contracts or options on futures can be offset at favorable prices;
• possible reduction of the return of the Fund due to their use for hedging;
• possible reduction in value of both the securities hedged and the hedging instrument;
• possible lack of liquidity due to daily limits on price fluctuations;
• imperfect correlation between the contracts and the securities being hedged; and
• losses from investing in futures transactions that are potentially unlimited and the segregation
• requirements for such transactions.
The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by a Fund or the Adviser, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk.
Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a strategy involving futures contracts and/or options thereon had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

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Swap Risk
Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position.
Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.
Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Adviser will

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need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Risks Associated with Structured Notes
Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Counterparty Risk
The Fund will be subject to risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or defaults on (or otherwise fails to perform) its payment or other obligations to the Fund the risk of which is particularly acute under current conditions, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.
The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter (“OTC”) derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Synthetic Investment Risk
The Fund may be exposed to certain additional risks should the Adviser uses derivatives transactions as a means to synthetically implement the Fund’s investment strategies. Customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Synthetic investments may be imperfectly correlated to the investment the Adviser is seeking to replicate. There can be no assurance that the Adviser’s judgments regarding the correlation of any particular synthetic investment will be correct. The Fund may be exposed to certain additional risks associated

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with derivatives transactions should the Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. The Fund would be subject to counterparty risk in connection with such transactions. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events, such as a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.
Increasing Government and other Public Debt Risk
Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.
UK Departure from EU (“Brexit”) Risk
On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits,

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would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
Legislation and Regulation Risk
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.
LIBOR Risk
The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA and the LIBOR administrator announced that most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023 and that such LIBOR rates will no longer be sufficiently robust to be representative of their underlying markets around that time.

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Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). However, there are challenges to converting contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR settings in 2021 or the remaining LIBOR settings in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”), the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR based rate plus a spread adjustment. Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. The New York statute and the federal legislative proposal includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully

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compensate the Fund for the transition of an instrument from LIBOR. If enacted, the federal legislation may also preempt the New York state law, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.
These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.
When-Issued and Delayed Delivery Transactions Risk
Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Short Sales Risk
The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

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Repurchase Agreement Risk
A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. In such an event, the Fund would subject to risks associated with possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. In addition, the exercise of the Fund’s right to liquidate the collateral underlying the repurchase agreement could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. Rule 5b-3 under the 1940 Act stipulates that if a repurchase agreement entered into by a fund is “collateralized fully,” the repurchase agreement is deemed a transaction in the underlying securities and not a separate security issued to the fund by the selling institution. In order for the repurchase agreement to qualify as “collateralized fully,” the collateral must consist solely of cash items, government securities, and certain other limited categories of securities. However, the Fund may accept collateral in respect of repurchase agreements which do not meet the above criteria, and in such event the repurchase agreement will not be considered “collateralized fully” for purposes of Rule 5b-3. Accepting collateral beyond the criteria of Rule 5b-3 exposes the Fund to two categories of risks. First, because the Fund’s repurchase agreements which are secured by such collateral are not “collateralized fully” under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, in addition to the risks of a default or bankruptcy of the selling institution, the Fund must include repurchase agreements that are not “collateralized fully” under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total assets in securities issued by the selling institution, including repurchase agreements that are not “collateralized fully” under Rule 5b-3. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the Fund’s exposure to each such selling institution, the Fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations. Second, the collateral underlying a repurchase agreement that is not “collateralized fully” under Rule 5b-3 may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a selling institution defaults and the Fund takes possession of such collateral, the Fund may need to promptly dispose of such collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a selling institution), the Fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more acute in the case of a selling institution’s insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of collateral received from the selling institution. The Adviser

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follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each selling institution) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Securities Lending Risk
The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding
Risk of Failure to Qualify as a RIC
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate-level tax, the resulting corporate-level income taxes could substantially reduce the Fund’s net asset value, the amount of income available for distribution and the amount of the Fund’s distributions.
Certain of the Fund’s investments will cause the Fund to take into account taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be allocated taxable income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations. In the event the Fund realizes net capital gains from such liquidation transactions, the Fund and, ultimately, its Common Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions. Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of distributions Common Shareholders.

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(Unaudited) continued	March 31, 2021

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Investment Opportunity Risk
The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund as a closed-end fund.
Potential Conflicts of Interest Risk
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and the Adviser (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Adviser or its affiliates.
Technology Risk
As the use of internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities

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(Unaudited) continued	March 31, 2021

in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.
Cyber Security Risk
As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.
Confidential Information Risk
The Fund or the Adviser may frequently may possess material non-public information about an issuer as a result of its ownership of a fixed-income security of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.
Anti-Takeover Provisions in the Fund’s Governing Documents Risk
The Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws (together, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

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(Unaudited) continued	March 31, 2021

EFFECTS OF LEVERAGE
Assuming that the Fund’s total Financial Leverage represented approximately 14.7% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $7,674,970) and interest costs to the Fund at a combined average annual rate of 0.36% (based on the Fund’s average annual leverage costs for the period ended March 31, 2021) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.05% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 14.7% of the Fund’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(11.78%)	(5.92%)	(0.06%)	5.80%	11.66%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

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FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:
1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
2. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.
3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry; except that the Fund will invest at least 25% of its total assets in securities of issuers in the industry or group of industries that make up the energy sector; this policy shall not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, in securities backed by the same source of revenue), and (iii) securities issued by other investment companies, which shall not constitute any industry.
4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in

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(Unaudited) continued	March 31, 2021

securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33S% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
In addition, the Fund’s policy to complete a Shareholder Liquidity Event on or before the Liquidity Event Date is fundamental and cannot be changed without the approval of the holders of a majority of the outstanding voting securities. However, the determination as to whether the Shareholder Liquidity Event will consist of a termination of the Fund or a tender offer will be made in the sole discretion of the Board of Trustees based on market conditions at such time and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser.
All other investment policies of the Fund set forth in the prospectus and this SAI, including the Fund’s investment objectives, are not considered fundamental policies and may be changed by the Board of Trustees without any vote of shareholders.
With respect to investment restriction number 1, the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series. Under the 1940 Act, the Fund may not borrow money if, immediately after incurring such borrowing, the Fund would have an “asset coverage” (as defined in the 1940 Act) of less than 300% (i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by borrowings must be at least 300% of the principal amount represented by borrowings at the time of issuance). The Fund may also utilize borrowings in excess of such limit for temporary purposes as permitted by the 1940 Act. Under the 1940 Act, the Fund may not issue preferred shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets).
For purposes of investment restriction number 3 set forth above, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each security or instrument in which the Fund invests. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related economic sectors. For purposes of the industry concentration policy, a foreign government is considered to be a separate industry, although currency positions are not considered to be an investment in a foreign government for these purposes.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 117

FUND INFORMATION (Unaudited)	March 31, 2021

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Amy J. Lee*
 Thomas F. Lydon, Jr.
 Ronald A. Nyberg Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman
* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer
Investment Adviser Guggenheim Funds Investment Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC Santa Monica, CA
Administrator and Accounting Agent MUFG Investor Services (US), LLC Rockville, MD Custodian The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP Washington, D.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP Tysons, VA

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FUND INFORMATION (Unaudited) continued	March 31, 2021

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
• If your shares are held in a Brokerage Account, contact your Broker.
• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor
This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to June 30, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/xgeix.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 119

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/21)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-SAR-0321

Item 2.  Code of Ethics.
Not required at this time.
Item 3.  Audit Committee Financial Expert.
Not required at this time.

Item 4.  Principal Accountant Fees and Services.
Not required at this time.
Item 5.  Audit Committee of Listed Registrants.
Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included under Item 1 of this form.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required at this time.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)        Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form NCSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.

(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.
(b)	Not applicable.

Item 13.  Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:            /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      June 7, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      June 7, 2021
By:           /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       June 7, 2021